SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code	(650) 527-8000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 23, 2003 announcing financial results of VERITAS Software Corporation for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to “Item 12. Results of Operations and Financial Condition.”

     On July 23, 2003, VERITAS Software Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.01 to this report.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation

Date: July 23, 2003	By:	/s/ Edwin J. Gillis

Edwin J. Gillis,
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 23, 2003 announcing financial results of VERITAS Software Corporation for the quarter ended June 30, 2003.